SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 8, 2003

SIPEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-27892	04-6135748

(State of incorporation)	(Commission file number)	(IRS. Employer Identification No.)

233 South Hillview Drive
Milpitas, CA 95053

(Address of principal executive offices)

(408) 934-7500

(Registrant’s telephone number, including area code)

     Item 9. Regulation FD Disclosure

     On December 9-11, 2003, Walid Maghribi, the Chief Executive Officer of SIPEX Corporation (the “Registrant”), and Phillip A. Kagel, the Registrant’s Chief Financial Officer, will make a financial and business related presentation to certain analysts and investors. The Registrant is furnishing this Current Report on Form 8-K to provide the widest distribution of certain previously unreleased information contained in the presentation. The relevant portions of the presentation can be accessed by logging onto the Registrant’s website at http://www.sipex.com/about/inv_calendar.htm.

     Certain sections of the presentation contain statements that are not historical facts, known as “forward-looking statements,” and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. In particular, the presentation contains certain financial models that are based on net sales rates of $20.0 million in the short term and $30.0 million in the long term. These models do not constitute management’s projections or predictions of actual future results. Rather, these models represent possible results of operations and cash flows based on the net sales rates noted and are based on various other assumptions. For the purposes of these models, “short term” refers to the immediately succeeding four quarters, and long term refers to the period beyond that.

     Such statements are not promises or guarantees and are subject to risks and uncertainties that may cause the Registrant’s actual future results to differ materially from those stated in these forward-looking statements. Factors that may cause such differences include, but are not limited to, the risks and uncertainties discussed in the other filings that the Registrant makes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual results could vary materially from those noted in the forward-looking statements.

     The financial and business related presentation published on the Registrant’s website should be read in conjunction with the consolidated financial statements and notes to the consolidated financial statements included in the Registrant’s latest Quarterly Report on Form 10-Q, as well as the Management Discussion and Analysis of Financial Condition and Results of Operations and financial statements and notes to the consolidated financial statements contained in the Registrant’s most recent Annual Report on Form 10-K. The Registrant cautions you not to place undue reliance on the forward-looking statements contained in the presentation, which speak only as of the date hereof.

     The Registrant disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

     The information contained in this Item 9 of this Current Report on Form 8-K, including the related information contained in the presentation, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION
Dated: December 8, 2003	By:	/s/ Phillip A. Kagel

Phillip A. Kagel Senior Vice President, Finance, Chief Financial Officer and Treasurer